AGREEMENT TO SETTLE AND RELEASE ALL ACTIONS AND EXTINGUISH ALL DEBTS

A. PARTIES AND PURPOSE:

This Agreement to Settle and Release All Actions and Extinguish All Debts (the "Agreement") is made by and between INFUSION BRANDS INTERNATIONAL, INC. f/k/a OMNIRELIANT HOLDINGS, INC. ("OMNI") on the one hand and BEYOND COMMERCE, INC. ("BYOC") on the other. The parties to this Agreement are hereinafter collectively referred to as the "Settling Parties."

B. RECITALS:

WHEREAS OMNI ownsright, title and interestinWarrants, Stock Options, Notes, and any other ownership interest in BYOC as set forth below and in Schedule A attached hereto (collectively "DEBT");

WHEREAS Vicis Capital Master Fund is a series of the Vicis Capital Master Series Trust, a Cayman registered Trust;

WHEREAS Vicis Capital LLC is registered in Delaware and has three equal partners; Shad Stastney, John Succo and Sky Lucas (Vicis Capital Master Fund and Vicis Capital LLC hereinafter collectively referred to as "Vicis");

WHEREAS Zurvita is a publically traded company majority owned by Amacore (~65%). Infusion Brands and Vicis also own stakes in Zurvita. Shad Stastney and Keith Hughes of Vicis are members of the Board of Directors of Zurvita (hereinafter "Zurvita");

WHEREAS BYOC owns potential and current claims against OMNI (collectively "ACTION");

THEREFORE, THE SETTLING PARTIES agree to exchange valuable consideration, for OMNI to assign to BYOC (and its assignees)any and all of its right, title and interestin the DEBT owed by BYOC in the form of Warrants and Notes, and thereby extinguishing any and all claim to right, title and interest in the Warrants, Stock Options, Notes, and any other related interest earned and any other obligation and DEBT of BYOC as set forth below and in Schedule A attached hereto, and BYOC will fully and finally release any current or potential claim against OMNI as set forth below.

C. SETTLEMENT TERMS:

Effective Date: This Agreement shall be effective upon execution of the Agreement.

Payments: In consideration of the Agreement, BYOC agrees to pay to OMNI $75,000.00 and to transfer 250,000 shares of KACHING KACHING, INC. common stock to OMNI. OMNI agrees to accept said amount in full and final settlement of the claims and assignment and/or extinguishment of all DEBT owed by BYOC as explained herein.

Release by OMNI: In consideration for the covenants contained herein (to compensate OMNI for surrendering and/or assigning its right, title and interest inWarrants, Notes, Stock Options, all shares pledgedor otherwise held by OMNI either by the company or in Escrow, any and all debt obligations

owed to BYOC, and any and all other ownership interests in BYOC), OMNI releases and forever discharges BYOC, from all past, present and future liability and obligations in connection with any and all acts, failures to act, omissions, claims, demands, damages, liabilities, attorneys' fees, costs, liens, debts, expenses, interest, punitive damages, compensatory damages and all other relief of any kind, both known and unknown, suspected or unsuspected, whether in the past, present or future, whether based upon contract, tort, statute or other legal or equitable theory of recovery.. OMNI hereby also surrenders its Warrants, Notes, Stock Options, shares pledged to it, and all other ownership interests in BYOC.

Release by BYOC: In consideration for the covenants contained herein (to compensate BYOC for surrendering any and all claims against OMNI and OMNI releasing any and all ownership interest in BYOC, as well as assigning and/or surrendering OMNI's Warrants, Notes, Stock Options, all shares pledged or otherwise held by OMNI either by the company or in any escrow account, and any and all claims on the debt owed by BYOC), BYOC, Robert McNulty, Linlithgow and any affiliates thereof, releases and forever discharges OMNI, Omni's parent corporations, Omni's subsidiaries, its successors, assigns , employees, officers, Directors, Vicis Capital Master Fund, Vicis Capital, LLC, Zurvita, Inc. and all of their respective parents, subsidiaries, successors, assigns, employees, officers and Directors, from all past, present and future liability and obligations in connection with any and all acts, failures to act, omissions, claims, demands, damages, liabilities, attorneys' fees, costs, liens, debts, expenses, interest, punitive damages, compensatory damages and all other relief of any kind, both known and unknown, suspected or unsuspected, whether in the past, present or future, whether based upon contract, tort, statute or other legal or equitable theory of recovery.

Settling Parties' Warranty: Each of the Settling Parties warrants that it has standing and authority to enter into a binding release agreement with respect to any and all claims asserted as part of the ACTION or that could be asserted and claims to any and all debt owed by each of the Settling Parties.

Waiver of Unknown Actions: The Settling Parties acknowledge and understand there is a risk they may have claims and/or causes of actionagainst the other Settling Partyreleased herein which are unknown and unanticipated at the time this Agreement is signed, and that any claims and/or causes of action that are known or should be known may become more serious than they now expect or anticipate. Nevertheless, with respect to the claims and/or causes of actionagainst the other Settling Party released herein, the Settling Parties hereby expressly waive all rights they may have in such unknown and unexpected consequences or results.

The Settling Parties agree that this release shall be given full force and effect in accordance with each and all of the expressed terms and provisions including those terms and provisions including those terms and provisions relating to unknown and unsuspected claims and/or causes of action to the same effect as those terms and provisions relating to any other claims and/or causes of action specified herein.

Parties to Bear their Own Costs: Each of the Settling Parties shall bear as between them their own costs, attorneys' fees, and any other expenses incurred in connection with and/or arising out of this Agreement.

D. GENERAL PROVISIONS AND REPRESENTATIONS:

Benefit of Counsel: Each of the Settling Parties warrants that it has read the entire Agreement, understands it and in addition, has received independent legal advice from counsel to the extent it

considers is warranted as to the advisability of executing this Agreement and with respect to all matters contained herein and with respect to the ACTION.

No Admission of Liability: It is further agreed and understood that the Settling Parties deny all allegations of liability, and the Settling Parties have agreed to resolve this matter solely for the purpose of compromising and settling the debt and any current and potential claims among the Settling Parties. Such compromise and settlement do not constitute an admission of the truth or validity of the matters in controversy and debts, if any, nor shall it be construed as such.

No Assignment of Claims: The Settling Parties represent and warrant that they are the owners of the current or potential actions or claims released and that such claims and/or causes of action have not been, nor will be, assigned, transferred, or hypothecated, whether voluntarily or involuntarily, by subrogation, operation of law or otherwise, to any other individual or entity.

Entire Agreement: The Agreement contains the entire agreement and understanding between the Settling Parties concerning its subject matter and integrates all other agreements of any kind relating to the subject matter of the Agreement. Each of the undersigned warrants that no promise or inducement has been offered to him/it except as set forth herein; that this Agreement is executed without reliance upon any statement or representation by the parties released, or their representatives, concerning the nature and extent of injuries and/or damages and/or legal liability therefore. Any headers or titles in the Agreement are for organizational purposes only and do not alter the meaning of any of its provisions.

Modifications and Amendments: No subsequent modifications or amendments to the Agreement shall be effective unless memorialized in a writing signed by all Settling Parties.

Legal Capacity: Each of the undersigned warrants that he or she is of legal age, legally competent to execute the Agreement, and has the authority of the party for whom the undersigned is executing the Agreement.

Complete Defense: The Agreement may be asserted as a complete defense to any Action and/or cause of action and/or claim for any debt(s) owed that may be brought relating to any released claim and/or cause of action as set forth above arising out of the ACTION or DEBT.

Collective Product: The Agreement is the product of bargained for, arms length negotiations between the Settling Parties and their counsel in good faith and without collusion, and shall not be construed for or against any Settling Party or its representative(s).

Enforcement Costs: If any action in law or in equity, including an action for declaratory relief or injunctive relief, is brought to enforce or interpret the provisions of the Agreement, the prevailing party shall be entitled to all of the attorneys' fees and costs in prosecuting or defending that action.

Successors and Assigns: The Agreement shall be binding upon and inure to the benefit of the Settling Parties and their respective successors and assigns.

Investigation: Each of the undersigned further acknowledges that the party for whom the undersigned is executing the Agreement for has made such investigation of the facts pertaining to this Agreement and all matters pertaining hereto as he or she deems necessary and enters into the Agreement with full knowledge of those facts.

Severability: If any provision of the Agreement is held to be invalid or unenforceable, all of the remaining provisions shall nevertheless continue in full force and effect.

Continuing Obligation: The Settling Parties agree to perform any further acts and to execute and deliver any further documents that may be reasonably necessary or appropriate to carry out the provisions and intent of the Agreement.

Counterparts: The Agreement may be executed in one or more counterparts and, when said counterparts are taken together, shall constitute one original Agreement.

Choice of Law: The Agreement shall be construed under and in accordance with the laws of the state of Florida, county of Hillsborogh.

Remedy for Breach of Agreement: In the event that any of the Settling Parties breaches any provisions of the Agreement, the non-breaching party shall be entitled to recover all damages, costs and expenses, including attorneys' fees, resulting from any breach and/or resulting from any action to enforce compliance with the terms of this Agreement.

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[SIGNATURE PAGES TO FOLLOW]
[SCHEDULE A ATTACHED]

IN WITNESS WHEREOF, the undersigned, being duly authorized by INFUSION BRANDS INTERNATIONAL, INC. f/k/a OMNIRELIANT HOLDINGS, INC., consents hereto in writing as of January __, 2011, and directs that this instrument be filed with the minutes of proceedings of the Board of Directors of INFUSION BRANDS INTERNATIONAL, INC. f/k/a OMNIRELIANT HOLDINGS, INC.

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Duly authorized representative of INFUSION BRANDS INTERNATIONAL, INC. f/k/a OMNIRELIANT HOLDINGS, INC.

IN WITNESS WHEREOF, the undersigned, being duly authorized by BEYOND COMMERCE, INC., consents hereto in writing as of January __, 2011, and directs that this instrument be filed with the minutes of proceedings of the Board of Directors of BEYOND COMMERCE, INC.

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Duly authorized representative of BEYOND COMMERCE, INC.

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Duly authorized representative of Robert McNulty

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Duly authorized representative of Linlithgow